UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2015

HPEV, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53443	75-3076597
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8875 Hidden River Pkwy, Suite 300 Tampa, Florida	33637
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 975-7567

___________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 19, 2015, the stockholders of HPEV, Inc. (the “Company”) at a special meeting of stockholders, voted, among other things, to amend the Company’s Articles of Incorporation to (i) change the name of the Company from “HPEV, Inc.” to “Cool Technologies, Inc.”, and (ii) increase the authorized shares of common stock of the Company from 100,000,000 shares to 140,000,000 shares.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 19, 2015, the Company held a special meeting of stockholders (the "Meeting") at the offices of the Company located at 8875 Hidden River Pkwy, Suite 300, Tampa, Florida. As of the record date for the Meeting, July 10, 2015, there were 66,192,630 shares of common stock issued and outstanding plus 7,000,000 additional shares entitled to vote as a result of the 140 shares of Series A Convertible Preferred Stock outstanding as of such date (each of the issued and outstanding share of Series A Convertible Preferred Stock is entitled to vote as 50,000 shares of common stock). The Company received proxies from stockholders holding an aggregate of 51,123,259 shares, or 69.85% of the issued and outstanding shares (including the shares underlying the preferred stock).

The amendment to the Articles of Incorporation of the Company to change its name from “HPEV, Inc.” to “Cool Technologies, Inc.” was approved.

The amendment to the Articles of Incorporation of the Company to increase the authorized shares of common stock of the Company from 100,000,000 shares to 140,000,000 shares was approved.

Donald Bowman, Christopher McKee, Richard J. “Dick” Schul and Daniel C. Ustian were each elected as directors of the Company to serve until the next annual meeting of stockholders.

The final voting results on these matters at the Meeting are set forth below.

Proposal 1: To authorize the amendment of the Company’s Articles of Incorporation to change its name from “HPEV, Inc.” to “Cool Technologies, Inc.”.

Votes For	Votes Against	Votes Abstained
50,298,906	262,722	586,584

There were 3,391,188 broker non-votes for Proposal 1.

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Proposal 2: To elect the directors to the Company’s Board of Directors:

	Votes For	Votes Against	Votes Abstained
Donald Bowman	34,996,029	1,378,836	408,177
Christopher McKee	34,977,251	1,386,336	419,455
Richard J. “Dick” Schul	36,284,722	90,143	408,177
Daniel C. Ustian	36,290,222	84,643	408,177

There were 17,756,368 broker non-votes for Proposal 2.

Proposal 3: To amend the Articles of Incorporation of the Company to increase the authorized shares of common stock of the Company from 100,000,000 shares to 140,000,000 shares.

Votes For	Votes Against	Votes Abstained
40,025,861	9,811,951	1,285,447

There were 3,416,191 broker non-votes for Proposal 3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.10	Certificate of Amendment to Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HPEV, Inc.

Date: August 20, 2015	By:	/s/ Timothy Hassett
Timothy Hassett
Chairman and Chief Executive Officer

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